UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	June 29, 2012
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

On July 3, 2012, Albany International Corp. (the “Company”) filed a current report on Form 8-K reporting the completed sale of the Company’s global Primaloft® Products business to PrimaLoft, Inc. on June 29. The Company will account for the sale of this business as a Discontinued Operation in its future quarterly and annual reports.

Basis of presentation:

The unaudited pro forma financial information required pursuant to Item 9.01(b) and Article 11 of Regulation S-X as the result of such sale is reflected in the financial information set forth in columns described as “Reclassify Primaloft to Discontinued Operations” in the Exhibits filed with this Form 8-K. The financial information in these Exhibits reflects not only the effect of the completed transaction, but also the effects of a change in segment reporting and the sale of the Company’s Albany Door Systems business, both as previously reported.

During the periods presented, the Primaloft® Products business was as an operating segment within the Company. As such, the Company did not maintain separate, stand-alone financial statements for that business. Accordingly, the financial information of the Primaloft® Products business has been prepared from the historical accounting records of the Company and does not purport to reflect a balance sheet and income statement that would have resulted in the Primaloft® Products had been operated as a separate stand-alone company. The unaudited pro forma financial statements should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its quarterly report for the three months ended March 31, 2012.

Effective with the first quarter of 2012, we merged our Paper Machine Clothing (PMC) and Engineered Fabrics (EF) business segments. The combined segment is called Machine Clothing (MC). The change was made to better align financial reporting with our organizational structure. In the fourth quarter of 2011, we announced the sale of our Albany Door Systems business (ADS) and, beginning with the fourth quarter of 2011, we presented the results of that business as a discontinued operation. The attached schedules also reflect the reclassification of amounts previously reported in the Income Statement as Earnings from Associated Companies into Other income/expense.

Exhibits

99.1	Effect of changes on amounts previously reported for Q1 2011.
99.2	Effect of changes on amounts previously reported for Q1 2012.
99.3	Effect of changes on amounts previously reported for full year 2011.
99.4	Effect of changes on amounts previously reported for full year 2010.
99.5	Effect of changes on amounts previously reported for full year 2009.
99.6	Effect of changes on Income Statement for Q1 2011.
99.7	Effect of changes on Income Statement for Q1 2012.
99.8	Effect of changes on Income Statement for full year 2011.
99.9	Effect of changes on Income Statement for full year 2010.
99.10	Effect of changes on Income Statement for full year 2009.
99.11	Effect of changes on Balance Sheets for March 31, 2012 and December 31, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino__________________

Name: John B. Cozzolino

Title: Chief Financial Officer and Treasurer

(Principal Financial Officer)

Date: July 19, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Effect of changes on amounts previously reported for Q1 2011.
99.2	Effect of changes on amounts previously reported for Q1 2012.
99.3	Effect of changes on amounts previously reported for full year 2011.
99.4	Effect of changes on amounts previously reported for full year 2010.
99.5	Effect of changes on amounts previously reported for full year 2009.
99.6	Effect of changes on Income Statement for Q1 2011.
99.7	Effect of changes on Income Statement for Q1 2012.
99.8	Effect of changes on Income Statement for full year 2011.
99.9	Effect of changes on Income Statement for full year 2010.
99.10	Effect of changes on Income Statement for full year 2009.
99.11	Effect of changes on Balance Sheets for March 31, 2012 and December 31, 2011.